AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT
Dated as of October 26, 2020
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of October 26, 2020 among Omnicom Capital Inc., a Connecticut corporation (“OCI”), and Omnicom Finance Limited, a private limited company organized under the laws of England and Wales (“OFL”; OCI and OFL are each a “Borrower” and collectively, the “Borrowers”), Omnicom Group Inc., a New York corporation (the “Guarantor”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrowers, the Guarantor, the Lenders and the Agent have entered into a Second Amended and Restated Five Year Credit Agreement dated as of February 14, 2020 (the “Credit Agreement”). Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.
(2)    The Borrowers, the Guarantor, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.
AGREEMENTS:
Section 1.Amendment to the Credit Agreement. Section 5.03 of the Credit Agreement is, effective as of the date set forth above and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended in full to read as follows:
SECTION 5.03. Financial Covenant. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Guarantor will maintain a ratio of Consolidated Debt for Borrowed Money of the Guarantor and its Subsidiaries to Consolidated EBITDA of the Guarantor and its Subsidiaries (the “Leverage Ratio”) for the four quarters most recently ended of not greater than (a) 3.50 to 1.00 for the period of four quarters ended September 30, 2020, (b) 4.00 to 1.00 for the period of four quarters ended December 31, 2020 through and including the period of four quarters ended December 31, 2021 and (c) 3.50 to 1.00 thereafter (or, following the Agent’s receipt of notice from the Company of a Specified Acquisition (a “Covenant Notice”), for four consecutive fiscal quarters commencing with the fiscal quarter in which such Specified Acquisition occurs, (without any consent from the Agent or the Lenders), 4.00 to 1.00); provided that there shall be a period of at least two consecutive fiscal quarters after the covenant steps down to 3.50 to 1.00 before a subsequent Covenant Notice is submitted.
SECTION 2.    Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (a) counterparts of this Amendment executed by the Borrowers, the Guarantor and the Required Lenders and (b) for the account of each Lender who has delivered a counterpart to this Amendment, an amendment fee paid by or on behalf of the Borrowers in an amount equal to 0.05% of the amount of the Revolving Credit Commitment of such Lender.

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SECTION 3.    Representations and Warranties of the Company. The Guarantor represents and warrants as follows:
(a)    The representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the effective date of this Amendment, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date)
(b)    No event has occurred and is continuing that constitutes a Default.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)    The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement.
SECTION 5.    Costs and Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic medium or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, further, that, without limiting the foregoing, upon the request of the Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

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SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflicts of law provisions that might require the application of the laws of a different jurisdiction.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first above written.

OMNICOM CAPITAL INC., as Borrower
By: /s/Rochelle M. Tarlowe
Name: Rochelle M. Tarlowe
Title: President and Chief Executive Officer
OMNICOM FINANCE LIMITED, as Borrower
By: /s/Rochelle M. Tarlowe
Name: Rochelle M. Tarlowe
Title: Director
OMNICOM GROUP INC., as Guarantor
By: /s/Rochelle M. Tarlowe
Name: Rochelle M. Tarlowe
Title: Senior Vice President and Treasurer
CITIBANK, N.A.,
as Agent and as Lender
By: /s/Michael Vondriska
Name: Michael Vondriska
Title: Vice President
JPMorgan Chase Bank, N.A.
By: /s/John Kowalczuk
Name: John Kowalczuk
Title: Executive Director
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/Nicholas Grocholski
Name: Nicholas Grocholski
Title: Managing Director
BANK OF AMERICA, N.A.
By: /s/Marie Harrison
Name: Marie Harrison
Title: Director

BARCLAYS BANK PLC as Lender
By: /s/Jamie Telkman
Name: Jamie Telkman
Title: AVP
BNP Paribas
By: /s/Maria Mulic
Name: Maria Mulic
Title: Managing Director
By: /s/Stefano Locatelli
Name: Stefano Locatelli
Title: Vice President
DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By: /s/Annie Chung
Name: Annie Chung
Title: Director

By: /s/Ming K. Chu
Name: Ming K. Chu
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION
By: /s/Brett H. Bonet
Name: Brett H Bonet
Title: Director
BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH
By: /s/Cara Younger
Name: Cara Younger
Title: Executive Director
By: /s/Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

ING Bank N.V., Dublin Branch
By: /s/Sean Hassett
Name: Sean Hassett
Title: Director
By: /s/Pádraig Matthews
Name: Pádraig Matthews
Title: Director
Mizuho Bank, Ltd.
By: /s/Tracy Rahn
Name: Tracy Rahn
Title: Executive Director
MUFG BANK, LTD.
By: /s/Marlon Mathews
Name: Marlon Mathews
Title: Director
SOCIETE GENERALE
By: /s/Shelley Yu
Name: Shelley Yu
Title: Director
Sumitomo Mitsui Banking Corporation
By: /s/Jun Ashley
Name: Jun Ashley
Title: Director
TD BANK, N.A.
By: /s/Matt Waszmer
Name: Matt Waszmer
Title: Senior Vice President
U.S. Bank National Association
By: /s/Kelsey E. Hehman
Name: Kelsey E. Hehman
Title: Assistant Vice President

INTESA SANPAOLO S.PA. – NEW YORK
By: /s/Alessandro Toigo
Name: Alessandro Toigo
Title: Head of Corporate Desk
By: /s/Glen Binder
Name: Glen Binder
Title: Global Relationship Manager
ROYAL BANK OF CANADA, as Lender
By: /s/Greg Lagerquist
Name: Greg Lagerquist
Title: Vice President, Corporate Client Group
STANDARD CHARTERED BANK
By: /s/James Beck
Name: James Beck
Title: Associate Director
The Bank of Nova Scotia
By: /s/Kevin McCarthy
Name: Kevin McCarthy
Title: Director
The Northern Trust Company
By: /s/Eric Siebert
Name: Eric Siebert
Title: SVP
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender
By: /s/Cynthia Dioquino
Name: Cynthia Dioquino
Title: Associate Director
Bank of China, New York Branch
By: /s/Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Danske Bank A/S, as Lender
By: /s/Jesper Larsen
Name: Jesper Larsen
Title: Senior Loan Manager
By: /s/Jørgen Linnet
Name: Jørgen Linnet
Title: Chief Loan Manager
National Australia Bank Limited
By: /s/John Allan-Smith
Name: John Allan-Smith
Title: Head of Client Coverage – US
UNICREDIT BANK AG, NEW YORK BRANCH
By: /s/Kimberly Sousa
Kimberly Sousa
Managing Director
By: /s/Liz Lebedinskaya
Liz Lebedinskaya
Associate Director
WESTPAC BANKING CORPORATION
By: /s/Richard Yarnold
Name: Richard Yarnold
Title: Director